ARTISAN PARTNERS FUNDS, INC.

Artisan Global Opportunities Fund (the “Fund”)

SUPPLEMENT DATED 19 AUGUST 2024 TO THE
FUND’s summary prospectus
current as of the date hereof

Craigh Cepukenas will step down as portfolio manager of the Fund effective 31 December 2024. Mr. Cepukenas will remain an active member of the Artisan Partners Growth Team in an advisory capacity as a managing director.

Please Retain This Supplement for Future Reference